THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO KINDER TRAVEL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED. CERTIFICATES REPRESENTING ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE SHALL INCLUDE A LEGEND TO SIMILAR EFFECT AS THE FOREGOING.

CONVERTIBLE NOTE

FOR VALUE RECEIVED, Kinder Travel, Inc., a Nevada corporation (the “Company”) hereby promises to pay Dirk Holzhauer, (the “Holder”) on order, without demand, the sum of Twenty Thousand ($20,000) dollars, (the “Principle Amount”) within twelve months from the date on which this Note is dated, (the “Maturity Date”).

This Note is being issued in connection with that certain Asset Purchase Agreement by and between Kinder Travel, Inc., a Nevada corporation, and Kinder Travel, Inc., a corporation duly existing under the laws of the Province of British Columbia (the “APA”). This Note shall be governed by the terms of the APA, unless otherwise specified herein.

The following terms apply to this Note (“Note”):

ARTICLE I
GENERAL

1.1	Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full.

1.2	Interest Rate. There shall be no interest payable due on this Note.

ARTICLE II
CONVERSION RIGHTS

The Holder, within his own discretion and at his option, shall have the right to convert the Principle Amount into shares of the Company’s common stock as set forth below. If the Holder does not elect to convert the Principle Amount due under this Note, then the Principle Amount must be paid on or before the Maturity Date.

2.1	Conversion of the Company’s Common Stock.

(a) The Holder shall have the option, within his sole discretion, from and after the issuance of this Note, and then at any time until this Note is paid, to convert any outstanding and unpaid principle portion of this Note, (the date of giving such notice of conversion being the “Conversion Date”) into fully paid non-assessable shares of common stock of the Company as such stock exists on the date of issuance of this Note, or any shares of capital stock of the Company into which such stock shall hereafter be changed or reclassified, (the “Common Stock”) at the conversion price as defined in section 2.1(b) hereof, (the “Conversion Price”) determined as provided herein. Upon delivery to the Company of a Notice of Conversion, substantially in the form attached hereto, the Company shall issue and deliver to the Holder within three business days from the Conversion Date that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principle of the Note to be converted by the Conversion Price.

(b)  The Conversion Price per share shall be USD$0.05 per share of the Company’s Common Stock for a total of 400,000 shares of Common Stock.

(c)  The Conversion Price described in Section 2.1(b) above and the number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a) and 2.1(b), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding as follows:

(i) Merger, Sale of Assets, etc. If the Company at any time shall consolidate with, merge  into, sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid  principle portion thereof, shall thereafter be deemed to evidence the right to purchase such number and kind  of shares or other securities and property as would have been issuable or distributable on account of such  consolidation, merger, sale, or conveyance, upon or with respect to the securities subject to the conversion  or purchase right immediately prior to such consolidation, merger, sale, or conveyance. The foregoing  provision shall similarly apply to successive transactions of similar nature by any such successor or  purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section  shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale, or  conveyance.

(ii) Reclassification, etc. If the Company at any time shall, by reclassification or otherwise  change the Common Stock into the same or different number of securities of any class or classes, this Note,  as to the unpaid principle portion thereof shall thereafter be deemed to evidence the right to purchase an  adjusted number of such securities and kind of securities as would have been issuable as the result of such  change with respect to the Common Stock immediately prior to such reclassification or other change.

(iii) Stock Splits, Combinations and Dividends. If the shares of Common Stock are  subdivided or combined into greater or smaller number of shares of Common Stock, or if a dividend is paid  on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced  in the case of a subdivision of shares or stock dividend or proportionately increased in the case of a  combination of shares, in each such case by the ratio which the total number of shares of Common Stock  outstanding immediately after such event bears to the total number of shares of Common Stock outstanding  immediately prior to such event.

(iv) During the period the conversion right exists, the Company will reserve from its  authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of  Common Stock  upon the full conversion of this Note. The Company represents that upon issuance, such  shares will be duly and validly issued, fully paid and non-assessable. The Company agrees that its issuance  of this Note shall constitute full authority to its, officers, agents, and transfer agents who are charged with  the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares  of Common Stock upon the conversion of this Note.

2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in section 2.1(a) hereof. Upon partial conversion of this Note, a new Note containing the same date and provisions as this Note shall, at the request of the Holder, be issued by the Company to the Holder for the principle balance of this Note which shall not have been converted or paid.

ARTICLE III
MISCELLANEOUS

3.1 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page below and to the Holder at the address set forth on the signature page below, or at such other address as the Company or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Company in writing and in the form attached hereto.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name effective as of January 1, 2006.

KINDER TRAVEL, INC.   DIRK HOLZHAUER (“Holder”)

By:________________________________ By:__________________________________
Name:
Title:

ADDRESS:     ADDRESS:

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)

The undersigned hereby elects to convert the principal (USD$20,000) due on the Note issued by Kinder Travel, Inc. on January 1, 2006 into Shares of Common Stock of Kinder Travel, Inc. (the "Borrower") according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:   ________________________________________

Conversion Price:   USD$0.05

Shares To Be Delivered:   400,000

Signature:   ________________________________________

Print Name:   Dirk Holzhauer

Address:   ________________________________________

    ________________________________________